UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                           PBG 401(k) SAVINGS PROGRAM
             (Exact name of registrant as specified in its charter)



             Delaware                1-14893               13-4038356
------------------------------     -----------          -------------------
 (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)         File Number)         Identification No.)


                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

As previously disclosed in the Proxy Statement for the 2005 Annual Meeting of Shareholders of The Pepsi Bottling Group, Inc. ("PBG"), the Audit and Affiliated Transactions Committee of PBG's Board of Directors (the "Audit Committee") determined in late 2004, in accordance with sound corporate governance practices, that it would issue a request for proposal (the "Audit RFP") with regard to the audit engagement of PBG, including the PBG 401(k) Savings Program (the "Plan"). KPMG LLP has been the independent auditors of PBG and the Plan since PBG became a public company in 1999. PBG is the sponsor and administrator of the Plan. The Audit Committee decided to issue the Audit RFP because it wanted the opportunity to review other auditing firms as prospective independent auditors for PBG and the Plan and to consider the benefits and detriments of changing independent auditors. This decision was not related to the quality of services provided by KPMG. The Audit RFP was issued to several large public accounting firms, including KPMG, in February 2005.

At a meeting held on June 1, 2005, the Audit Committee approved the dismissal of KPMG as the independent auditors of the Plan. KPMG will continue as the Plan's independent auditors through the date on which the Form 5500 in respect of the 2004 Plan year is filed with the Department of Labor, which date shall be on or around October 15, 2005 (the "Termination Date").

KPMG's reports on the Plan's consolidated financial statements for the Plan years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG's report for the Plan year ended December 31, 2004 is expected to be issued by mid-June.

In connection with the audits of the Plan's financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2003, and during 2004 and the current fiscal year through June 3, 2005, there were no disagreements between the Plan and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their reports (a "Disagreement"). During the two most recent fiscal years and during the current fiscal year through June 3, 2005, there have been no "Reportable Events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

KPMG was provided this Form 8-K prior to filing it with the Securities and Exchange Commission ("SEC"), and KPMG was asked to furnish the Plan with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of KPMG's letter, dated June 3, 2005, is filed as Exhibit 16.1 to this Form 8-K. Within four business days after the Termination Date, the Plan will update the information contained in this Form 8-K for the period between June 3, 2005 and the Termination Date.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

          16.1 Letter of KPMG to the SEC, dated June 3, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PBG 401(k) Savings Program
                                  (Registrant)


                                      /s/ Steven M. Rapp
 Date: June 6, 2005        -----------------------------------------
 ------------------                       (Signature)
                              Steven M. Rapp, Senior Vice President,
                                  General Counsel and Secretary
                                  The Pepsi Bottling Group, Inc.